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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 27, 1995
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                           HERSHEY FOODS CORPORATION
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            (Exact name of registrant as specified in its charter)

    Delaware                        I-183                         23-0691590
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(State or other jurisdiction     (Commission                 (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


    100 Crystal A Drive, Hershey, Pennsylvania                    17033
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:    (717) 534-6799
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                              Page 1 of 27 Pages
                            Exhibit Index - Page 3
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                     INFORMATION TO BE INCLUDED IN REPORT


Item 5. Other Events
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     The Corporation entered into an Underwriting Agreement dated September 27,
1995 with Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner and Smith Incorporated with respect to the issuance by the Corporation of certain debt securities. The Corporation also entered into a Pricing Agreement dated September 27, 1995 concerning the issuance and sale of $200 million aggregate principal amount of 6.70% Notes due October 1, 2005 ("Notes"). Information concerning the Notes and related matters is set forth in the Corporation's Prospectus dated December 3, 1993, and in a Prospectus Supplement dated September 27, 1995, which was filed with the Securities and Exchange Commission on September 29, 1995.

Item 7. Financial Statements and Exhibits
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     Exhibits filed herewith:

      1--Underwriting Agreement dated September 27, 1995
     28--Pricing Agreement dated September 27, 1995


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 2, 1995



                                       HERSHEY FOODS CORPORATION


                                       By /s/ Eleanor S. Gathany
                                          ---------------------------
                                           Eleanor S. Gathany
                                           Acting Secretary


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                                 Exhibit Index
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Exhibit No.                      Description                        Page No.
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 1                            Underwriting Agreement

28                            Pricing Agreement




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